                                                                EXHIBIT 10.8(h)

                                                                [GTS LETTERHEAD]


                                June 20, 1997


Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102


                        Global TeleSystems Group, Inc.

Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between Global TeleSystems Group, Inc. (the "Company") and Emerging Markets Growth Fund, Inc., as purchaser, and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between the Company and Capital International Emerging Markets Funds, as purchaser (each such Senior Note Purchase Agreement being a "Cap Re Agreement"; and Emerging markets Growth Fund, Inc. and Capital International Emerging Markets Fund being, collectively, the "Cap Re Purchasers"). Terms defined or referenced in either of the Cap Re Agreements and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Cap Re Purchasers hereby agree as follows:

        1. The definition of "Equity Offering" contained in Section 1.1 of each Cap Re Agreement is amended by substituting for the period at the end thereof the following:

                ; and provided further that the private placement of up to $50 million of Common Stock (expected, as of the date hereof, to become effective during July of

        1997) and the private placement of up to $115 million of bonds convertible into Common Stock on substantially the terms set forth in Schedule 9.3, individually and in the aggregate, shall not, with respect to proceeds thereof received from July 1, 1997 to October 31, 1997, constitute an Equity Offering.

        2. Section 9.3 of each Cap Re Agreement is amended by striking the word "and" immediately proceeding subsection 9.3(f) and by adding the following text immediately following subsection 9.3(f):

                and (g) Indebtedness incurred in connection with the issuance of up to $115 million of bonds convertible into Common Stock on substantially the terms set forth in Schedule 9.3.

        3. Schedule 9.3 is hereby added to each Cap Re Agreement in the form and containing the text set forth in the "Description of Bonds," as provided Appendix A hereto.

        4. The Cap Re Purchasers waive any and all Events of Default (as defined in the Transaction Documents to which they are respective parties) and any and all events ("Potential Defaults") that, with the giving of notice or lapse of time or both, would constitute Events of Default, to the extent that such Events of Default and Potential Defaults (i) arose on or before the date hereof and before giving effect to the amendments described in paragraphs 1 through 3 above (the "Amendments") and (ii) resulted from events, transactions, facts and circumstances that, immediately after giving effect to the Amendments, would not constitute Events of Default or Potential Defaults.

        5. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        6. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Cap Re Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Transaction Document to either Cap Re Agreement or any term or provision thereof shall mean such Cap Re Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        7. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                                Very truly yours,

EMERGING MARKETS GROWTH                         CAPITAL INTERNATIONAL
FUND, INC.                                      EMERGING MARKETS FUND



By: /s/ PETER C. KELLY                          By: /s/ DAVID BEEVERS
    -------------------------                       -------------------------
    Name:  Peter C. Kelly                           Name:  David Beevers
    Title: Vice President                           Title: Director

                                                    /s/ DAVID WALLACE
                                                    -------------------------
                                                        David Wallace
                                                        Director

                                      Accepted and Agreed:

                                GLOBAL TELESYSTEMS GROUP, INC.

                                By: /s/ VIMAL AGARWAL
                                    -------------------------
                                    Name:  Vimal Agarwal
                                    Title: Corporate Treasurer

                                       5                        APPENDIX A



                             [DESCRIPTION OF BONDS]

                                [GTS LETTERHEAD]

                                  June 20, 1997

Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102

                         Global TeleSystems Group, Inc.

Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of January 19, 1996, as heretofore amended (and as so amended, the "Initial Chatterjee Agreement"), among Global TeleSystems Group, Inc. (the "Company") and The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P., as purchasers, (the "Initial Chatterjee Purchasers"), and (ii) the Senior Note Purchase Agreement, dated as of June 6, 1996, as heretofore amended (as so amended, the "Additional Chatterjee Agreement"; the Initial Chatterjee Agreement and the Additional Chatterjee Agreement being, collectively, the "Chatterjee Agreements"), among the Company, and OSI, Winston Partners II LDC and Winston Partners II LLC, as purchasers (the "Additional Chatterjee Purchasers"; the Initial Chatterjee Purchasers and the Additional Chatterjee Purchasers being, collectively, the "Chatterjee Purchasers"). Terms defined or referenced in the Additional Chatterjee Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Chatterjee Purchasers hereby agree as follows:

        1. The definition of "Equity Offering" contained in Section 1.1 of each Chatterjee Agreement is amended by substituting for the period at the end thereof the following:

                ;and provided further that the private placement of up to $50 million of Common Stock at a price not less than $23.50 per share (expected, as of the date hereof, to commence during July of 1997) and Indebtedness referred to in section 9.3(g), individually and in the aggregate, shall not, with respect to proceeds thereof received from July 1, 1997 to October 31, 1997, constitute an Equity Offering.

        2. Section 9.3 of each Chatterjee Agreement is amended by striking the word "and" immediately preceding subsection 9.3(f) and by adding the following text immediately following subsection 9.3(f):

                and (g) Indebtedness issued on or before September 30, 1997 represented by up to $115 million of bonds convertible into Common Stock on substantially the terms set forth in Schedule 9.3.

        3. Schedule 9.3 is hereby added to each Chatterjee Agreement in the form and containing the text set forth in the "Description of Bonds," as provided in Appendix A hereto.

        4. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        5. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Chatterjee Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Chatterjee Agreement or any term or provision thereof shall mean such Chatterjee Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        6. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.


                                                Very truly yours,


THE OPEN SOCIETY INSTITUTE                      WINSTON PARTNERS II LDC


By: /s/ GARY GLADSTEIN                          By: /s/ P. C. CHATTERJEE
   ------------------------------                   ------------------------
   Name: Gary Gladstein                         Name: P. C. Chatterjee
   Title: Attorney-in-fact                      Title: Attorney-in-fact
          for George Soros,
          Trustee


CHATTERJEE FUND MANAGEMENT, L.P.                WINSTON PARTNERS II LLC
                                                By: Chatterjee Advisors L.L.C.


By: /s/ P. C. CHATTERJEE                        By: /s/ P. C. CHATTERJEE
   -------------------------------                 --------------------------
   Name:  P. C. Chatterjee                         Name: P. C. Chatterjee
   Title:                                          Title:



                         Accepted and Agreed:

                         GLOBAL TELESYSTEMS GROUP, INC.



                         By: /s/ VIMAL AGARWAL
                            -------------------------------
                            Name:  Vimal Agarwal
                            Title: Corporate Treasurer

                                       4                          APPENDIX A


                             [DESCRIPTION OF BONDS]